UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): June 17, 2026
Serina Therapeutics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-38519	82-1436829
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
601 Genome Way, Suite 2001
Huntsville, Alabama 35806
(Address of principal executive offices)
(256) 327-9630
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, par value $0.0001 per share	SER	NYSE American
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective as of June 17, 2026, Serina Therapeutics, Inc. (the “Company”) filed a certificate of amendment (the “Certificate of Amendment”) to the Company’s First Amended and Restated Certificate of Incorporation (as amended, the “Certificate of Incorporation”) with the Secretary of State of the State of Delaware to increase the authorized shares of the Company’s common stock, par value $0.0001 per share (“common stock”), from 40,000,000 to 125,000,000 shares. The Certificate of Amendment was approved by stockholders at the Company’s Annual Meeting as described in Item 5.07 below.

The foregoing description of the Certificate of Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Amendment, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K (the “Current Report”) and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Board of Directors of the Company held the Company’s 2026 Annual Meeting of the Stockholders (the “Annual Meeting”) on June 17, 2026. A quorum was present at the meeting. The final results of voting for each matter submitted to a vote of stockholders at the Annual Meeting are set forth below.

Proposal 1
Election of Three Directors

Voting results for the election of directors were as follows:

Nominees	For	Withheld	Broker Non-Votes
Gregory H. Bailey, M.D.	4,732,486	15,785	5,484,033
Richard Marshall, CBE, M.D., Ph.D.	4,618,312	129,959	5,484,033
Jay Venkatesan, M.D.	4,670,609	77,662	5,484,033

Accordingly, all three of the Company’s nominees were elected to serve as directors of the Company until the 2029 Annual Meeting of Stockholders or until their respective successors are appointed, elected and qualified.

Proposal 2
Approval of the Share Increase Proposal

As described in the Company’s Proxy Statement filed with the U.S. Securities and Exchange Commission on April 27, 2026 (the “Proxy Statement”), the proposed Certificate of Amendment to the Certificate of Incorporation to increase the number of the Company’s authorized shares of common stock from 40,000,000 shares to 125,000,000 shares was approved by the following vote:

For	Against	Abstain	Broker Non-Votes
9,066,239	478,876	687,189	—

Proposal 3
Approval of the 2024 Incentive Plan Amendment Proposal

As described in the Company’s Proxy Statement, a proposed amendment to the Serina Therapeutics, Inc. 2024 Equity Incentive Plan to increase the number of shares of common stock available for issuance thereunder by 2,000,000 shares was approved by the following vote:

For	Against	Abstain	Broker Non-Votes
4,256,290	370,546	121,435	5,484,033

Proposal 4
Approval of the Conversion Proposal

As described in the Company’s Proxy Statement, the issuance of common stock in connection with the conversion of certain existing Series A Preferred Stock into common stock was approved by the following vote:

For	Against	Abstain	Broker Non-Votes
4,706,222	36,639	5,410	5,484,033

Proposal 5
Approval of the Private Placement Proposal

As described in the Company’s Proxy Statement, the issuance of common stock in connection with the exercise of certain existing Private Placement Securities into common stock was approved by the following vote:

For	Against	Abstain	Broker Non-Votes
4,691,390	50,543	6,338	5,484,033

Proposal 6
Approval of the Say-on-Pay Proposal

As described in the Company’s Proxy Statement the compensation of the Company’s Named Executive Officers was approved on an advisory basis by the following vote:

For	Against	Abstain	Broker Non-Votes
4,575,286	47,384	125,601	5,484,033

Proposal 7
Approval of the Say-on-Pay Frequency Proposal

As described in the Company’s Proxy Statement, a frequency of every one year for future advisory votes on the compensation of the Company’s Named Executive Officers was approved on an advisory basis by the following vote:

One Year	Two Years	Three Years	Abstain
3,707,911	194,414	398,660	447,286

Proposal 8
Ratification of the Appointment of Auditors

Ratification of the appointment of Frazier & Deeter, LLC as the Company’s independent registered public accounting firm for the 2026 fiscal year was approved by the following vote:

For	Against	Abstain	Broker Non-Votes
9,964,933	265,157	2,214	—

Item 9.01 - Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
3.1	First Certificate of Amendment to the First Amended and Restated Certificate of Incorporation of Serina Therapeutics, Inc., dated June 17, 2026.
10.1	First Amendment to the Serina Therapeutics, Inc. 2024 Equity Incentive Plan.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SERINA THERAPEUTICS, INC.

Date: June 24, 2026	By:	/s/ Steve Ledger
Chief Executive Officer